----------------------------------------------
NEWPORT GREATER CHINA FUND   SEMIANNUAL REPORT
----------------------------------------------

February 28, 1998




NOT FDIC               MAY LOSE VALUE
INSURED                NO BANK GUARANTEE

                      NEWPORT GREATER CHINA FUND HIGHLIGHTS
                      SEPTEMBER 1, 1997 - FEBRUARY 28, 1998

INVESTMENT OBJECTIVE: Newport Greater China Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Republic of China and Taiwan).

THE FUND IS DESIGNED TO OFFER:
  |X| Some of the world's most dynamic economies
  |X| Participation in the long-term growth potential in Greater China |X| Experienced investment management

PORTFOLIO MANAGER COMMENTARY: "China is going through a period of challenging economic reform. However, we believe that these reforms are building blocks towards sustainable, long-term economic growth. We consider current valuations in this market to represent attractive buying opportunities for long-term investors."
                    -- Tim Tuttle, Chris Legallet and Tony Zhang, Co-Managers

                     NEWPORT GREATER CHINA FUND PERFORMANCE

                                    Six-month total
                                   returns, assuming    Net asset value per
               Inception dates     no sales charge(1)    share at 2/28/98

CLASS A             5/16/97             (21.93)%              $13.91

CLASS B             5/16/97             (21.91)%              $13.89

CLASS C             5/16/97             (21.84)%              $13.90

CLASS Z             5/16/97             (21.65)%              $13.96

LOAD MODIFIED       7/25/97             (23.32)%              $13.91
CLASS A

(1) The load-modified Class A total return is shown without a front-end sales charge but with a 2% contingent deferred sales charge (CDSC). Class B, C and Z shares were not available during the subscription rights offering period.

Past performance cannot predict future results. Returns and value of an investment will fluctuate, resulting in a gain or loss on sale. The Fund commenced investment operations on 5/12/97. The activity shown is from the effective date of registration with the Securities and Exchange Commission (5/16/97). The Fund's initial public subscription offering closed on 7/25/97, at which time an additional $120 million was invested in the Fund's Class A shares.

TOP SECTORS(2) & (3)                     TOP FIVE HOLDINGS(2)
(as of 2/28/98)                          (as of 2/28/98)
 .....................................    .......................................

1. Consumer Cyclicals ..........29.0%    1. Citic Pacific Ltd. ............ 7.8%
2. Financials ..................15.8%    2. New World Infrastructure Ltd. . 7.5%
3. Utilities ...................10.5%    3. Zhejiang SE Elec. Pwr. Co. .... 7.1%
4. Services .....................7.5%    4. Cheung Kong Holdings .......... 6.2%
5. Consumer Staples .............7.5%    5. Shanghai Industrial Hldgs. Ltd. 4.9%

(2) Sectors and holdings are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.
(3) Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Newport's defined criteria.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

The economies of the Pacific Rim dominated headlines during the period. A Thai currency collapse in July quickly resulted in currency devaluations throughout the region. In turn, declining currencies exposed credit problems and a widespread need for financial restructuring, in several cases with the assistance of the International Monetary Fund (IMF). Economic conditions were variable during the last six months and all the Asian markets experienced significant volatility. Market declines in Thailand, Korea, Malaysia, Indonesia and the Philippines were driven by rapid growth funded by borrowed money, deteriorating investment fundamentals, weakening currencies and a loss of export competitiveness. Unfortunately, the market declines were not limited to these nations as the "fear" of declining markets spilled over into the fundamentally stronger markets of Hong Kong, Taiwan and China. Shaken investor confidence resulted in institutional selling, particularly in Hong Kong where large investments could be liquidated quickly. Increased interest rates in Hong Kong caused by currency pressures and China's loss of some export manufacturing to cheaper factories among its southeast Asian neighbors also contributed to a slowdown in economic growth for the Greater China markets.

In addition, the implementation of significant political, economic and social reforms in China brings with it short-term costs of increased unemployment and declining consumption as non-competitive businesses are restructured or closed. However, we believe that the long-term benefits of reform outweigh the short-term costs and that the economies of Greater China possess many strong investment characteristics, including world class financial and technology centers. As a result of these events, many high quality companies with strong fundamentals are currently trading at attractive prices, presenting the Fund with long-term growth potential.

Although risky in a single region, the long-term benefits of investing in an international fund include an opportunity to diversify your core portfolio. As China rises to the challenge of reform, the evolving synergy between the Greater China markets of Hong Kong, mainland China and Taiwan point to opportunities for improving long-term market conditions as global investors recognize the region's strength relative to other Asian nations. Thank you for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
April 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described here will continue.

                           PORTFOLIO MANAGEMENT REPORT

[Photo of Tim Tuttle]

TIM TUTTLE is managing director of Newport Fund Management, Inc., and lead portfolio manager of Newport Greater China Fund. He has more than 20 years of experience investing in Asian markets and is a Chartered Financial Analyst.

                                                       [Photo of Chris Legallet]

CHRIS LEGALLET is a senior vice president of Newport Fund Management, Inc., and a co-manager of Newport Greater China Fund. He is a former managing director for Asian Investment for Jupiter Tyndall (Asia) Ltd. in Hong Kong and prior to that, was a vice president of Salomon Inc., in New York.

[Photo of Xiaodong (Tony) Zhang]

XIAODONG (TONY) ZHANG is a senior investment officer -- Greater China, of Newport Fund Management, Inc., and a co-manager of Newport Greater China Fund. He is a former project manager of overseas investments for Hongmei Electronic Corporation in China.

FINANCIAL TURMOIL IN ASIA HAS SPILLOVER EFFECT ON GREATER CHINA STOCK MARKETS

Deteriorating currencies and economies in many Pacific Rim markets dominated headlines during the period. In particular, the economies of Thailand, Malaysia, Indonesia and the Philippines suffered from heavy borrowing and speculative real estate investments. Unfortunately, stock markets in Hong Kong, Taiwan and mainland China experienced a negative spillover effect caused in large part by international institutional investors looking to quickly reduce their exposure to the region. Increased interest rates in Hong Kong held the economy and the stock market hostage as property prices fell. China continued to implement numerous economic reforms which are forcing unprofitable state-owned businesses to restructure or close. While the long-term economic impact of these reforms should be positive, during the short-term they have resulted in increased unemployment and curtailed consumption.

INVESTING IN COMPANIES WITH SUPERIOR MANAGEMENT

The Fund generated a negative six-month total return of 21.93% for Class A shares, based on net asset value. Despite this loss, the Fund's managers believe in the philosophy of investing in companies with superior management in the most attractive growth businesses. This led to a larger proportion of assets invested in infrastructure, a sector that has benefited from China's increase in domestic investment. In addition, the Fund was less heavily weighted in real estate which was sensitive to rising interest rates in Hong Kong.

ECONOMIC REFORM IN CHINA HAS LONG-TERM POTENTIAL BENEFITS

China has implemented programs to improve its banking system and privatize many of its state-owned businesses. These moves include a decision to inject over $30 billion of new capital into its four main commercial banks to boost their capitalization levels, lower lending rates and improve profitability. Moves to privatize in order to increase productivity and profitability have resulted in the restructuring or closure of many formerly state-owned businesses. Over the short-term, this contributed to an economic slowdown during 1997.

However, China has plans to replace export and domestic consumption losses with an enormous domestic investment, much of which will be in public works and housing. These infrastructure investments include new toll roads, ports, water treatment plants and electric power generating facilities. This ambitious plan shows that Chinese leaders are well aware of China's needs and we believe that these moves signal the beginning of a fundamentally new way of thinking that should have significant long-term benefits.

FUND'S INVESTMENTS SHOULD BENEFIT FROM THE "NEW" CHINESE ECONOMY

A significant part of the Fund's assets are invested in companies that we expect to benefit from infrastructure programs. For example, China Telecom, which comprises 0.9% of the portfolio, is a major telecommunications provider that controls all land line and cellular phone communication in China. China Telecom enjoys virtually no competition with dominant market share in a high growth business as an increasing number of Chinese subscribe for cellular phones. Another example is Zhejiang Expressway Co., Ltd. that comprises 3.3% of the portfolio and is an infrastructure company for one of the fastest growing provinces in China. Zhejiang is involved in constructing the region's strategic north-south and east-west highways.

We also have an investment in Guangdong Kelon, which comprises 3.1% of the portfolio. This well-managed, well-capitalized company manufactures refrigerators. The experienced management team at Guangdong Kelon is likely to use any market weakness to increase market share and the potential for long-term gains. Guangdong Kelon's efficient distribution provides competitive advantage over its competition.

POSITIVE OUTLOOK FOR GREATER CHINA'S LONG-TERM ECONOMIC VITALITY

The political, economic and social changes that are occurring in China are unprecedented. China is committed to dismantling state-run industry and moving towards free market enterprise. While these changes do not come without costs, there are numerous signs that investors believe that the long-term benefits of reform far outweigh the short-term expense. For example, multinational investment in China has been increasing, a sign of good long-term growth prospects facilitated by the Government's new investment philosophy. In February, Royal Dutch/Shell received the go-ahead for a $4.5 billion chemical complex, the largest foreign investment in China's history. Politically, the country is more stable than ever, with a relatively young, balanced operating government made up of both conservatives and liberals with a solid understanding of economics. Relationships between mainland China and Taiwan have been improving and China retains its strong relationship with Hong Kong and its financial and technology centers. Furthermore, strong reserves and high savings rates provide China with a strong foundation for future growth. The stock markets appear to reflect expectations for a weak Chinese economy in 1998 and we believe that the market's recovery will be based on the recognition of an improving economic environment for both China and the region as reforms take hold. In the meantime, we are confident that the markets of Greater China will once again provide global investors with attractive long-term growth opportunities.

               NEWPORT GREATER CHINA FUND'S INVESTMENT PERFORMANCE
          VS. HANG SENG INDEX AND MSCI PACIFIC REGION (EX-JAPAN) INDEX

               Change in Value of $10,000 from 5/31/97 to 2/28/98

                       CLASS A SHARES BASED ON NAV AND POP
-------------------------------------------------------------------------------
---------------------------------------------------
CUMULATIVE TOTAL RETURNS AS OF 2/28/98
INCEPTION 5/16/97     NAV                    POP
---------------------------------------------------
LIFE OF FUND         4.79%                  (1.24)%
---------------------------------------------------

                                                        MSCI
                                                       PACIFIC
                                         HANG           REGION
                                         SENG         (EX-JAPAN)
                       NAV       POP     INDEX          INDEX
-------------------------------------------------------------------------------
May 31, 97          $10,000   $ 9,425   $10,000        $10,000
Jun 30, 97           10,741    10,123    10,305         10,218
Jul 31, 97           11,256    10,608    11,098         10,191
Aug 31, 97            9,999     9,424     9,624          8,777
Sep 30, 97           10,211     9,624    10,264          9,076
Oct 31, 97            7,563     7,128     7,260          7,150
Nov 30, 97            7,178     6,765     7,253          6,924
Dec 31, 97            7,369     6,945     7,398          6,942
Jan 31, 98            5,797     5,464     6,384          6,513
Feb 28, 98            7,806     7,357     7,927          7,515

                     CLASS B SHARES BASED ON NAV AND W/CDSC
-------------------------------------------------------------------------------

---------------------------------------------------
CUMULATIVE TOTAL RETURNS AS OF 2/28/98
Inception 5/16/97      NAV                 W/CDSC
---------------------------------------------------
LIFE OF FUND          4.63%                (0.37)%
---------------------------------------------------

                                                         MSCI
                                                        PACIFIC
                                          HANG          REGION
                                          SENG        (EX-JAPAN)
                      NAV     W/ CDSC    INDEX          INDEX
-------------------------------------------------------------------------------
May 31, 97          $10,000   $10,000   $10,000        $10,000
Jun 30, 97           10,734    10,734    10,305         10,218
Jul 31, 97           11,232    11,232    11,098         10,191
Aug 31, 97            9,980     9,980     9,624          8,777
Sep 30, 97           10,181    10,181    10,264          9,076
Oct 31, 97            7,533     7,533     7,260          7,150
Nov 30, 97            7,147     7,147     7,253          6,924
Dec 31, 97            7,334     7,334     7,398          6,942
Jan 31, 98            5,768     5,768     6,384          6,513
Feb 28, 98            7,794     7,406     7,927          7,515

               NEWPORT GREATER CHINA FUND'S INVESTMENT PERFORMANCE
  VS. HANG SENG INDEX AND MSCI PACIFIC REGION (EX-JAPAN) INDEX (CONTINUED ...)
               Change in Value of $10,000 from 5/31/97 to 2/28/98

                     CLASS C SHARES BASED ON NAV AND W/CDSC
-------------------------------------------------------------------------------
---------------------------------------------------
CUMULATIVE TOTAL RETURNS AS OF 2/28/98
Inception 5/16/97      NAV                 W/CDSC
---------------------------------------------------
LIFE OF FUND          4.72%                 3.72%
---------------------------------------------------

                                                         MSCI
                                                        PACIFIC
                                          HANG          REGION
                                          SENG        (EX-JAPAN)
                      NAV     W/ CDSC    INDEX          INDEX
-------------------------------------------------------------------------------
May 31, 97          $10,000   $10,000   $10,000        $10,000
Jun 30, 97           10,734    10,734    10,305         10,218
Jul 31, 97           11,232    11,232    11,098         10,191
Aug 31, 97            9,980     9,980     9,624          8,777
Sep 30, 97           10,176    10,176    10,264          9,076
Oct 31, 97            7,533     7,533     7,260          7,150
Nov 30, 97            7,153     7,153     7,253          6,924
Dec 31, 97            7,340     7,340     7,398          6,942
Jan 31, 98            5,769     5,769     6,384          6,513
Feb 28, 98            7,800     7,723     7,927          7,515

A $10,000 investment in Class Z shares made on 5/31/97 at net asset value (NAV) would have grown to $7,835 on 2/28/98. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong.

MSCI Pacific Region (Ex-Japan) Index is a broad-based, unmanaged index that tracks the performance of stocks in the Pacific Rim in countries other than Japan. Unlike mutual funds, indices are not investments, do not incur fees or expenses and it is not possible to invest in an index.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum initial sales charge of 5.75% for Class A shares. The CDSC returns reflect the applicable charges of: 5% since inception for Class B shares and 1% since inception for Class C shares.

                              INVESTMENT PORTFOLIO
                   FEBRUARY 28, 1998 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 94.8%                          COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 3.3%
  SPECIAL TRADE CONTRACTORS
  Zhejiang Expressway Co. Ltd. (a)                  HK       11,200      $ 2,720
                                                                         -------

 ................................................................................

FINANCE, INSURANCE & REAL ESTATE - 42.0%
  DEPOSITORY INSTITUTIONS - 6.6%
  Dah Sing Financial                                HK          681        1,865
  Hang Seng Bank                                    HK          270        2,554
  Wing Hang Bank Ltd.                               HK          356          966
                                                                         -------
                                                                           5,385
                                                                         -------
  HOLDING COMPANIES - 20.8%
  Cheung Kong Holdings Ltd.                         HK          725        5,080
  Citic Pacific Ltd.                                HK        1,657        6,420
  Guangdong Investments                             HK        4,098        2,064
  Hutchinson Whampoa Ltd.                           HK          498        3,522
                                                                         -------
                                                                          17,086
                                                                         -------
  REAL ESTATE - 14.6%
  China Overseas Land & Investment                  HK          168           51
  China Resources Enterprises Ltd.                  HK        1,538        3,357
  Henderson Land Development Co., Ltd.              HK          206        1,075
  New World Development Co., Ltd.                   HK          815        3,005
  Sun Hung Kai Properties Ltd.                      HK          326        2,442
  Swire Pacific Ltd., Series A                      HK          336        2,022
                                                                         -------
                                                                          11,952
                                                                         -------

 ................................................................................

MANUFACTURING - 10.9%
  FABRICATED METAL - 2.4%
  Shenzen Fangda Co., Ltd., Class B                 Ch          702          813
  Sinocan Holdings Ltd.                             HK        6,510        1,194
                                                                         -------
                                                                           2,007
                                                                         -------
  FOOD & KINDRED PRODUCTS - 0.0%
  Guangdong Brewery Holdings Ltd. (a)               HK           13            2
                                                                         -------
  HOUSEHOLD APPLIANCES - 3.1%
  Guangdong Kelon Electric Holdings, Class H        HK        2,302        2,572
                                                                         -------
  LEATHER - 0.2%
  Guangdong Tannery Ltd.                            HK        1,822          153
                                                                         -------
  MISCELLANEOUS MANUFACTURING - 5.2%
  Shanghai Industrial Holdings Ltd.                 HK          934        4,053

  VTech Holding                                     HK           53        $ 185
                                                                         -------
                                                                           4,238
                                                                         -------

 ................................................................................

RETAIL TRADE- 2.3%
  APPAREL & ACCESSORY STORES
  Glorious Sun Enterprises                          HK        6,248        1,876
                                                                         -------

 ................................................................................

SERVICES - 2.2%
  COMPUTER SOFTWARE
  Flounder Hong Kong Ltd.                           HK        2,296        1,764
                                                                         -------

 ................................................................................

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 28.0%
  AIR TRANSPORTATION - 1.2%
  China Southern Airlines Co. Ltd. (a)              HK        3,930          990
                                                                         -------
  COMMUNICATIONS - 4.6%
  China Telecom Ltd. (a)                            HK          400          726
  Smartone Telecommunications Holdings Ltd.         HK        1,169        3,026
                                                                         -------
                                                                           3,752
                                                                         -------
  ELECTRIC SERVICES - 10.6%
  Huaneng Power International, Inc. ADR (a)         HK          113        2,788
  Zhejiang Southeast Electric Power Co.,
    Class B (a)                                     Ch       16,000        5,856
                                                                         -------
                                                                           8,644
                                                                         -------
  LOCAL & SUBURBAN TRANSIT - 3.0%
  Shanghai Dazhong Taxi Co., Class B (a)            Ch        1,353        1,099
  GZI Transportation Ltd.                           HK          276           89
  Road King Infrastructure Ltd.                     HK        1,546        1,298
                                                                         -------
                                                                           2,486
                                                                         -------
  RAILROAD - 1.1%
  Guangshen Railway Co., Ltd.                       HK        3,400          911
                                                                         -------
  TRANSPORTATION SERVICES - 7.5%
  New World Infrastructure Ltd. (a)                 HK        2,323        6,151
                                                                         -------

 ................................................................................

WHOLESALE TRADE - 6.1%
  DURABLE GOODS
  Li & Fung Ltd.                                    HK        1,498        2,263
  Tianjin Development (a)                           HK        2,850        2,761
                                                                         -------
                                                                           5,024
                                                                         -------
TOTAL COMMON STOCKS(cost of $108,030)(b)                                  77,713
                                                                         -------

SHORT-TERM OBLIGATIONS - 1.1%                                   PAR        VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.,
                      5.610% (c)        03/02/98              $ 891      $   891
                                                                         -------

OTHER ASSETS & LIABILITIES, NET - 4.1%                                     3,381
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                        $81,985
                                                                         -------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.
(c) Rate represents yield at date of purchase.

Summary of Securities
 by Country                                Country          Value    % of Total
--------------------------------------------------------------------------------
Hong Kong                                    HK            $ 69,945       90.0
China                                        Ch               7,768       10.0
                                                           --------      -----
                                                           $ 77,713      100.0
                                                           ========      =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

     Acronym                                             Name
  --------------                           ---------------------------
       ADR                                 American Depositary Receipt

                       STATEMENT OF ASSETS & LIABILITIES
                         FEBRUARY 28, 1998 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $108,030)                                $ 77,713
Short-term obligations                                                   891
                                                                    --------
                                                                      78,604

Cash including foreign currencies (cost $2,663)     $ 2,701
Receivable for:
  Investment sold                                     1,974
  Fund shares sold                                       66
  Dividends                                              65
  Expense reimbursement due from
    Adviser/Administrator                                60
Deferred organization expenses                           10
Other                                                   133            5,009
                                                    -------         --------
    Total Assets                                                      83,613

LIABILITIES
Payable for:
  Investments purchased                               1,284
  Fund shares repurchased                               237
Accrued:
  Management fee                                         73
  Administration fee                                     16
  Transfer agent fee                                     15
  Bookkeeping fee                                         3
                                                    -------
    Total Liabilities                                                  1,628
                                                                    --------

NET ASSETS                                                          $ 81,985
                                                                    ========
Net asset value & redemption price per share -
Class A ($77,181/5,549)                                               $13.91
                                                                      ======
Maximum offering price per share - Class A
($13.91/0.9425)                                                       $14.76 (a)
                                                                      ======
Net asset value & offering price per share -
Class B ($3,630/261)                                                  $13.89 (b)
                                                                      ======
Net asset value & offering price per share -
Class C ($1,069/77)                                                   $13.90 (b)
                                                                      ======
Net asset value, offering & redemption price per share -
Class Z ($105/8)                                                      $13.96
                                                                      ======

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998
                                   (UNAUDITED)
(in thousands)
INVESTMENT INCOME
Dividends:
  Bank of East Asia                                                 $     58
  Citic Pacific Ltd.                                                     107
  Henderson Land Development Co., Ltd.                                   117
  New World Development Co., Ltd.                                         92
  Smartone Telecommunications Holdings Ltd.                               50
  Other                                                                  477
Interest                                                                  47
                                                                    --------
  Total Investment Income                                                948

EXPENSES
Management fee                                      $   481
Administration fee                                      108
Service fee - Class A, Class B, Class C                 107
Distribution fee - Class B                                6
Distribution fee - Class C                                2
Transfer agent fee                                      108
Bookkeeping fee                                          20
Trustees fee                                              3
Custodian fee                                            18
Audit fee                                                10
Legal fee                                                 3
Registration fee                                         28
Reports to shareholders                                   4
Amortization of deferred
  organization expenses                                   1
Other                                                    18              917
                                                    -------         --------
       Net Investment Income                                              31
                                                                    --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                        (8,156)
  Foreign currency transactions                          (8)
                                                    -------
       Net Realized Loss                                         (8,164)
Net unrealized appreciation (depreciation)
 during the period on:
  Investments                                       (17,082)
  Foreign currency transactions                          39
                                                    -------
       Net Unrealized Depreciation                                   (17,043)
                                                                    --------
       Net Loss                                                      (25,207)
                                                                    --------
Decrease in Net Assets from Operations                              $(25,176)
                                                                    ========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                (Unaudited)
                                                 Six months         Period
                                                   ended            ended
(in thousands)                                   February 28       August 31
                                                -----------       ----------
INCREASE (DECREASE) IN NET ASSETS                   1998            1997 (A)
Operations:
Net investment income                             $      31        $     111
Net realized gain (loss)                             (8,164)           578
Net unrealized depreciation                         (17,043)         (13,236)
                                                  ---------        ---------
    Net Decrease from Operations                    (25,176)         (12,547)
                                                  ---------        ---------
Distributions:
From net investment income - Class A                   (161)            -
In excess of net investment income - Class A           (195)            -
From net investment income - Class B                     (4)            -
In excess of net investment income - Class B             (5)            -
From net investment income - Class C                     (1)            -
In excess of net investment income - Class C             (1)            -
From net investment income - Class Z                     (b)            -
In excess of net investment income - Class Z             (b)            -
                                                  ---------        ---------
                                                    (25,543)            -
                                                  ---------        ---------

Fund Share Transactions:
Receipts for shares sold - Class A                    6,778          134,419
Value of distributions reinvested Class A               231             -
Cost of shares repurchased - Class A                (19,730)          (7,769)
                                                  ---------        ---------
                                                    (12,721)         126,650
                                                  ---------        ---------
Receipts for shares sold - Class B                    3,904             -
Value of distributions reinvested Class B                 5             -
Cost of shares repurchased - Class B                   (621)            -
                                                  ---------        ---------
                                                      3,288             -
                                                  ---------        ---------
Receipts for shares sold - Class C                    1,260             -
Value of distributions reinvested Class C                 1             -
Cost of shares repurchased - Class C                   (403)            -
                                                  ---------        ---------
                                                        858             -
                                                  ---------        ---------
Receipts for shares sold - Class Z                       (b)            -
                                                  ---------        ---------
  Net Increase (Decrease) from Fund Share
   Transactions                                      (8,575)         126,650
                                                  ---------        ---------
        Total Increase (Decrease)                   (34,118)         114,103
NET ASSETS
Beginning of period                                 116,103            2,000
                                                  ---------        ---------
End of period (net of overdistributed and including
  undistributed net investment of $209 and $134,
  respectively)                                    $ 81,985        $ 116,103
                                                   ========        =========

(a) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission.
(b) Rounds to less than one.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                (Unaudited)
                                                 Six months         Period
                                                   ended            ended
                                                 February 28       August 31
                                                -----------       ----------
                                                    1998            1997 (A)
NUMBER OF FUND SHARES
Sold - Class A                                          546            6,708
Issued for distributions reinvested - Class A            18             -
Repurchased - Class A                                (1,479)            (372)
                                                  ---------        ---------
                                                       (915)           6,336
                                                  ---------        ---------
Sold - Class B                                          305             -
Issued for distributions reinvested - Class B            (b)            -
Repurchased - Class B                                   (52)            -
                                                  ---------        ---------
                                                        253             -
                                                  ---------        ---------
Sold - Class C                                           99             -
Issued for distributions reinvested - Class C            (b)            -
Repurchased - Class C                                   (30)            -
                                                  ---------        ---------
                                                         69             -
                                                  ---------        ---------
Issued for distributions reinvested - Class Z            (b)            -
                                                  ---------        ---------


(a) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 28, 1998 (UNAUDITED)

NOTE 1.  INTERIM FINANCIAL STATEMENTS
 ................................................................................
In the opinion of management of Newport Greater China Fund (the Fund), a series of Colonial Trust II, the acompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at February 28, 1998, and the result of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (Hong Kong, the People's Republic of China and Taiwan). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by the events occuring after the closing of a foreign market, the foreign securities may be valued at their value.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $11,352 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuations in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Newport Fund Management, Inc. (the Adviser) is the investment Adviser of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE:  Colonial Management Associates, Inc. (the
Administrator), an affiliate of the Adviser, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

     Average Net Assets                           Annual Fee Rate
-----------------------------                 -------------------------
     First $50 million                               No charge
     Next $950 million                                 0.035%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee will be reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the six months ended February 28, 1998, the Fund has been advised that the Distributor retained no net underwriting discounts on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $121,932, none and none on Class A, Class B and Class C share redemptions, respectively. Please refer to Note 7 for further information regarding Class A front-end sales charges.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average net assets.

For the six months ended February 28, 1998, the Fund's operating expenses did not exceed the 1.90% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the six months ended February 28, 1998, purchases and sales of investments, other than short-term obligations, were $25,675,161 and $23,615,308, respectively.

Unrealized appreciation (depreciation) at February 28, 1998, based on cost of investments for both financial statement and federal income tax purposes was:
                 Gross unrealized appreciation            $  3,506,152
                 Gross unrealized depreciation             (33,823,577)
                                                           -----------
                    Net unrealized depreciation           $(30,317,425)
                                                          ============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  STOCK SPLIT
 ................................................................................
On July 25, 1997, the Trustees declared and effected a 1.50 for 1 stock split on shares of beneficial interest outstanding.

NOTE 6.  OTHER OPERATIONAL AND CAPITAL ACTIVITY
 ................................................................................
For the period May 12, 1997 through May 16, 1997, the Fund had net investment income of $1,182 and net realized and unrealized losses of $535. The following is a summary of capital activity from May 12, 1997 through May 16, 1997, adjusted to reflect the stock split described in Note 4.

                                                                         Shares
Receipts for shares sold - Class A               $1,700,000             127,500
Receipts for shares sold - Class B               $  100,000               7,500
Receipts for shares sold - Class C               $  100,000               7,500
Receipts for shares sold - Class Z               $  100,000               7,500

NOTE 7. SUBSCRIPTION OFFERING
 ................................................................................
From June 16, 1997 (the record date) through July 25, 1997, the Fund offered the common shareholders of each of the Participating Funds (Colonial
Investment Grade Municipal Trust, Colonial Municipal Income Fund,
Colonial High Income Municipal Trust, Colonial Intermediate High Income
Fund, Colonial Intermarket Income Trust I, Colonial Newport Tiger Fund,
Colonial Newport Tiger Cub Fund, Colonial Newport Japan Fund, Liberty
All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.) the right to subscribe for Class A shares of the Fund, without paying an up-front sales charge, at the rate of one Load-Waived Class A share of the Fund for each common share of a Participating Fund held on the record date. The
Load-Waived Class A shares issued are subject to a contingent deferred sales charge (CDSC) of 2.00% if such shares are redeemed prior to July 31, 1999.

NOTE 8.  OTHER RELATED PARTY TRANSACTIONS
 ................................................................................
From May 12, 1997 to July 25, 1997 Colonial Management Associates, Inc., an affiliate of the Fund, was the sole shareholder. During that period the Fund's operations produced net realized and unrealized gains of $980,279 and net investment income of $657. A subscription offering of the shares provided additional capital of $119,548,718 to the Fund on July 25, 1997.

NOTE 9.  COMPOSITION OF NET ASSETS
 ................................................................................

   Capital paid in                                                 $ 120,628
   Overdistributed net investment income                                (209)
   Accumulated net realized loss                                      (8,155)
   Net unrealized appreciation (depreciation) on:
      Investments                                                    (30,317)
      Foreign currency transactions                                       38
                                                                    --------
                                                                    $ 81,985
                                                                    ========

NOTE 10.  FINANCIAL HIGHLIGHTS INFORMATION
 ................................................................................
The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

                              FINANCIAL HIGHLIGHTS
Selected data for a share of each class outstanding throughout each period are as follows:
                                                    (Unaudited)
                                             Six months ended February 28
                                     -----------------------------------------
                                                               1998
                                      Class A    Class B    Class C    Class Z
                                      -------    -------    -------    -------
Net asset value -
   Beginning of period                $17.900    $17.860    $17.860    $17.910
                                      -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)(b)(c)                0.007     (0.039)    (0.041)     0.024
Net realized and unrealized loss       (3.936)    (3.877)    (3.864)    (3.907)
                                      -------    -------    -------    -------
   Total from Investment Operations    (3.929)    (3.916)    (3.905)    (3.883)
                                      -------    -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income             (0.028)    (0.024)    (0.025)    (0.030)
In excess of net investment income     (0.033)    (0.030)    (0.030)    (0.037)
                                      -------    -------    -------    -------
   Total Distributions
     Declared to Shareholders          (0.061)    (0.054)    (0.055)    (0.067)
                                      -------    -------    -------    -------
Net asset value - End of period       $13.910    $13.890    $13.900    $13.960
                                      =======    =======    =======    =======
Total return (d)(e)(f)               (21.93)%   (21.91)%   (21.84)%   (21.65)%
                                      =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                         2.10%      2.85%      2.85%      1.85%
Net investment income (loss) (g)(h)     0.08%    (0.67)%    (0.67)%      0.33%
Fees and expenses waived or borne
 by the Adviser/Administrator (g)(h)     -          -          -          -
Portfolio turnover (f)                    28%        28%        28%        28%
Average commission rate               $0.0054    $0.0054    $0.0054    $0.0054
Net assets at end of period (000)     $77,181    $ 3,630    $ 1,069    $   105

(a) Net of fees and expenses waived or borne by the Adviser/Administrator
      which amounted to:                 -          -          -          -
(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distributions from Bank of East Asia, Citic Pacific Ltd., Henderson Land Development Co., Ltd., New World Development Co., Ltd. and Smartone Telecommunications Holdings Ltd. which amounted to $0.069 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                 FINANCIAL HIGHLIGHTS - CONT.

                                                Period ended August 31
                                     -----------------------------------------
                                                       1997 (d)
                                      Class A    Class B    Class C    Class Z
                                     --------    -------    -------    -------
Net asset value -
   Beginning of period               $ 13.340    $13.330    $13.330    $13.340
                                     --------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) (a)(b)(c)  0.052     (0.004)    (0.004)     0.065
Net realized and unrealized gain (e)    4.508      4.534      4.534      4.505
                                     --------    -------    -------    -------
   Total from Investment Operations     4.560      4.530      4.530      4.570
                                     --------    -------    -------    -------
Net asset value - End of period        17.900     17.860     17.860     17.910
                                     ========    =======    =======    =======
Total return (f)(g)(h)                 34.22%     33.98%     33.98%     34.29%
                                     ========    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS

Expenses (i)(j)                         2.15%      2.90%      2.90%      1.90%
Net investment income (i)(j)            0.89%      0.14%      0.14%      1.14%
Fees and expenses
 waived or borne by the
 Adviser/Administrator (i)(j)           0.59%      0.59%      0.59%      0.59%
Portfolio turnover (h)                     4%         4%         4%         4%
Average commission rate              $ 0.0094    $0.0094    $0.0094    $0.0094
Net assets at end of period (000)    $115,699    $   135    $   134    $   135

(a) Net of fees and expenses waived or borne by the Adviser/Administrator
      which amounted to:              $ 0.034    $ 0.034    $ 0.034    $ 0.034
(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distributions from China Light & Power Co. Ltd., Dah Sing Financial, Glorious Sun Enterprises and Hang Seng Bank Ltd., which amounted to $0.078 per share.
(d) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission. The per share information reflects the
    1.5 for 1 stock split effective July 25, 1997.
(e) Please see Note 10 in Notes to the Financial Statements.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(j) Annualized.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Newport Greater China Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Newport Greater China Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 to order additional reports.

This report has been prepared for shareholders of Newport Greater China Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus which provides sales charges, investment objectives and operating policies of the Fund and the most recent copy of Liberty Financial Investment's Performance update.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

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       One Financial Center, Boston, MA 02111-2621
       Visit us at www.libertyfunds.com

                                                 GC-03/932E-0298 M (4/98) 98/369